Exhibit 99.1

                           Joint Filer Information


Pursuant to General Instruction 4(b)(v) to Form 4, the following additional reporting persons are covered by this joint filing:

                        Flag Luxury Riv, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        FX Luxury Realty, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        CKX, Inc.
                        650 Madison Avenue
                        New York, NY 10022

                        Flag Luxury Properties, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        MJX Flag Associates, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        Flag Leisure Group, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        Flag Luxury Properties, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        Paul Kanavos
                        650 Madison Avenue
                        New York, NY 10022

                        MJX Real Estate Ventures, LLC
                        650 Madison Avenue
                        New York, NY 10022

                        LMN 134 Family Company, LLC
                        134 E. 80th Street
                        New York, NY 10021

                        Mitchell J. Nelson
                        650 Madison Avenue
                        New York, NY 10022

                        Robert F.X. Sillerman
                        650 Madison Avenue
                        New York, NY 10022

                        ONIROT Living Trust dated 06/20/2000
                        4445 Wagon Trail Avenue
                        Las Vegas, NV 89118

                        Brett Torino
                        4445 Wagon Trail Avenue
                        Las Vegas, NV 89118

                        SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        SOF-VII U.S. Hotel Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        I-1/I-2 U.S. Holdings, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Global Opportunity Fund VII-A, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Global Opportunity Fund VII-B, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Global Opportunity Fund VII-D, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Global Opportunity Fund VII-D-2, L.P. 591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Capital Hospitality Fund I-1, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Capital Hospitality Fund I-2, L.P.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        SOF-VII Management, L.L.C.
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Starwood Capital Group Global, LLC
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

                        Barry S. Sternlicht
                        591 W. Putnam Avenue
                        Greenwich, CT  06830

Designated Filer:  Rivacq, LLC

Issuer and Ticker Symbol:  Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement:  September 17, 2007